UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2000


                          GROW BIZ INTERNATIONAL, INC.
                          ----------------------------
                 (Exact Name of Issuer as Specified in Charter)


         Minnesota                    0-22012                41-1622691
         ---------                    -------                ----------
(State or Other Jurisdiction or    (Commission File         (I.R.S. Employer
Incorporation or Organization)         Number)           Identification Number)


                4200 Dahlberg Drive, Golden Valley, MN 55422-4837
                -------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (612) 520-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  Other Events

     On May 18, 2000, Grow Biz International, Inc. announced that it will record a $2.5 million charge to earnings in the second quarter. This event is further described in the Press Release dated May 18, 2000, which is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release dated May 18, 2000




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    GROW BIZ INTERNATIONAL, INC.


Date:  May 26, 2000                 By:    /s/   John L. Morgan
                                           --------------------
                                           John L. Morgan
                                           Chairman and Chief Executive Officer



Date:  May 26, 2000                  By:    /s/   David J. Osdoba, Jr.
                                           ---------------------------
                                           David J. Osdoba, Jr.
                                           Senior Vice President of Finance and
                                              Chief Financial Officer





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